As filed with the Securities and Exchange Commission on September 28, 2012

Registration No. 333-173829

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 1 to

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

PENTAIR, INC.*

(Exact name of registrant as specified in its charter)

Minnesota	41-0907434
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5500 Wayzata Boulevard, Suite 800

Golden Valley, Minnesota 55416-1259

(763) 545-1730

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Angela D. Lageson

Senior Vice President, General Counsel and Secretary

Pentair, Inc.

5500 Wayzata Boulevard, Suite 800

Golden Valley, Minnesota 55416-1259

(763) 545-1730

(Name, address, including zip code, and telephone number,

including area code, of agent for service)

with a copy to: Benjamin F. Garmer, III John K. Wilson Foley & Lardner LLP 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202-5306 (414) 271-2400

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box:  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box:  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

Appendix A

*Table of Subsidiary Guarantor Registrants

Name, Address and Telephone Number[1]	State or Other Jurisdiction of Incorporation	I.R.S. Employer Identification Number

FilterSoft, LLC	TX	26-2428805

Fleck Controls, Inc.	WI	39-0810338

Hoffman Enclosures (Mex), LLC	MN	52-2074818

Hoffman Enclosures, Inc.	MN	41-1886273

Moraine Properties, LLC	OH	80-0092098

Pentair Filtration Solutions, LLC	DE	20-2154041

Pentair Nanosoft US Holdings, LLC	DE	38-3785912

Pentair Pump Group, Inc.	DE	41-1881858

Pentair Technical Products, Inc.	RI	05-0394102

Pentair Technical Products Holdings, Inc.	DE	20-3634492

Pentair Technical Products Service Co.	DE	27-1330912

Pentair Water, LLC	MN	27-0182136

Pentair Water Group, Inc.	DE	39-1346701

Pentair Water Pool and Spa, Inc.	DE	95-2744829

Pentair Water Treatment (OH) Company	OH	34-0777631

Pentair Water Treatment Company	MN	27-1854804

Plymouth Products, Inc.	DE	13-4923320

Seneca Enterprises Co.	DE	20-2863171

Sta-Rite Industries, LLC	WI	86-1096608

[1]

The address of the principal executive offices for each of these additional registrants is 5500 Wayzata Boulevard, Suite 800, Golden Valley, Minnesota 55416-1259. Their telephone number is (763) 545-1730.

TERMINATION OF REGISTRATION

Pursuant to this Registration Statement on Form S-3, Pentair, Inc. (the “Company”) registered its common stock, preferred stock, depositary shares, debt securities, warrants, stock purchase contracts and stock purchase units, and the guarantors named in Appendix A (the “Guarantors”) registered guarantees of debt securities with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

On September 14, 2012, the Company’s shareholders approved the Merger Agreement, dated as of March 27, 2012, among Tyco International Ltd., Pentair Ltd. (formerly Tyco Flow Control International Ltd., hereinafter, “New Pentair”), Panthro Acquisition Co., Panthro Merger Sub, Inc. (“Merger Sub”) and the Company, as amended by Amendment No. 1, dated as of July 25, 2012 (the “Merger Agreement”). Upon the filing of the Articles of Merger with the Minnesota Secretary of State on September 28, 2012 (the “Effective Time”), the Company was merged with and into Merger Sub and the Company became a wholly-owned subsidiary of New Pentair (the “Merger”). Each share of the Company’s common stock, $0.16 2/3 par value, issued and outstanding immediately prior to the Effective Time was canceled and automatically converted into and became the right to receive one newly issued common share, par value CHF 0.50, of New Pentair.

As a result of the Merger, the Company terminated all offerings of its securities pursuant to its existing registration statements, including the Registration Statement. In accordance with an undertaking made by the Company and the Guarantors in the Registration Statement to remove from registration, by means of a post-effective amendment, any shares of its common stock which remain unsold at the termination of the offering, the Company and the Guarantors hereby remove from registration all of the Company’s common stock, preferred stock, depositary shares, debt securities, warrants, stock purchase contracts and stock purchase units and guarantees of debt securities registered under the Registration Statement that remained unsold as of the effective time of the Merger.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Golden Valley, State of Minnesota, on September 28, 2012.

PENTAIR, INC.

By:	/s/ John L. Stauch
John L. Stauch
Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on September 28, 2012.

Signature	Title

/s/ Randall J. Hogan Randall J. Hogan	Chief Executive Officer (Principal Executive Officer)

/s/ John L. Stauch John L. Stauch	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Mark C. Borin Mark C. Borin	Corporate Controller, Chief Accounting Officer and Director (Principal Accounting Officer)

/s/ Angela D. Lageson Angela D. Lageson	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Golden Valley, State of Minnesota, on September 28, 2012.

FILTERSOFT, LLC

By:	/s/ Angela D. Lageson
Angela D. Lageson
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities September 28, 2012.

Signature	Title

/s/ Netha N. Johnson Netha N. Johnson	President (Principal Executive Officer)

/s/ John Humbert John Humbert	Vice President, Finance (Principal Financial Officer and Principal Accounting Officer)

/s/ Angela D. Lageson Angela D. Lageson	Manager

/s/ Michael V. Schrock Michael V. Schrock	Chief Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Golden Valley, State of Minnesota, on September 28, 2012.

FLECK CONTROLS, INC.

By:	/s/ Angela D. Lageson
Angela D. Lageson
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities September 28, 2012.

Signature	Title

/s/ Netha N. Johnson Netha N. Johnson	President (Principal Executive Officer)

/s/ John Humbert John Humbert	Vice President, Finance (Principal Financial Officer and Principal Accounting Officer)

/s/ Michael V. Schrock Michael V. Schrock	Chairman

/s/ Angela D. Lageson Angela D. Lageson	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Golden Valley, State of Minnesota, on September 28, 2012.

HOFFMAN ENCLOSURES (MEX), LLC

By:	/s/ Angela D. Lageson
Angela D. Lageson
Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities September 28, 2012.

Signature	Title

/s/ Angela D. Lageson	Vice President Governor (Principal Executive Officer)
Angela D. Lageson

/s/ Michael G. Meyer	Assistant Secretary and Governor (Principal Financial Officer and Principal Accounting Officer)
Michael G. Meyer

/s/ Phil Pejovich	Governor
Phil Pejovich

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Golden Valley, State of Minnesota, on September 28, 2012.

HOFFMAN ENCLOSURES, INC.

By:	/s/ Angela D. Lageson
Angela D. Lageson
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities September 28, 2012.

Signature	Title

/s/ Phil Pejovich	President (Principal Executive Officer)
Phil Pejovich

/s/ Sara Zawoyski	Vice President, Finance (Principal Financial Officer and Principal Accounting Officer)
Sara Zawoyski

/s/ Michael V. Schrock	Chairman
Michael V. Schrock

/s/ Angela D. Lageson	Director
Angela D. Lageson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Golden Valley, State of Minnesota, on September 28, 2012.

MORAINE PROPERTIES, LLC

By:	/s/ Angela D. Lageson
Angela D. Lageson
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities September 28, 2012.

Signature	Title

/s/ Angela D. Lageson	President and Director (Principal Executive Officer)
Angela D. Lageson

/s/ Michael G. Meyer	Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)
Michael G. Meyer

/s/ Michael V. Schrock	Director
Michael V. Schrock

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Golden Valley, State of Minnesota, on September 28, 2012.

PENTAIR FILTRATION SOLUTIONS, LLC

By:	/s/ Angela D. Lageson
Angela D. Lageson
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities September 28, 2012.

Signature	Title

/s/ Netha N. Johnson	Chief Manager (Principal Executive Officer)
Netha N. Johnson

/s/ John Humbert	Vice President, Finance (Principal Financial Officer and Principal Accounting Officer)
John Humbert

/s/ Michael V. Schrock	Chairman
Michael V. Schrock

/s/ Angela D. Lageson	Governor
Angela D. Lageson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Golden Valley, State of Minnesota, on September 28, 2012.

PENTAIR NANOSOFT US HOLDINGS, LLC

By:	/s/ Angela D. Lageson
Angela D. Lageson
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities September 28, 2012.

Signature	Title

/s/ Michael V. Schrock	Chief Executive Officer and Director (Principal Executive Officer)
Michael V. Schrock

/s/ Michael G. Meyer	Treasurer (Principal Financial Officer and Principal Accounting Officer)
Michael G. Meyer

/s/ Angela D. Lageson	Director
Angela D. Lageson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Golden Valley, State of Minnesota, on September 28, 2012.

PENTAIR PUMP GROUP, INC.

By:	/s/ Angela D. Lageson
Angela D. Lageson
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities September 28, 2012.

Signature	Title

/s/ Gary Witt	President (Principal Executive Officer)
Gary Witt

/s/ Chris Blase	Vice President, Finance (Principal Financial Officer and Principal Accounting Officer)
Chris Blase

/s/ Michael V. Schrock	Chairman
Michael V. Schrock

/s/ Angela D. Lageson	Director
Angela D. Lageson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Golden Valley, State of Minnesota, on September 28, 2012.

PENTAIR TECHNICAL PRODUCTS, INC.

By:	/s/ Angela D. Lageson
Angela D. Lageson
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities September 28, 2012.

Signature	Title

/s/ Phil Pejovich	President (Principal Executive Officer)
Phil Pejovich

/s/ Sara Zawoyski	Vice President, Finance (Principal Financial Officer and Principal Accounting Officer)
Sara Zawoyski

/s/ Michael V. Schrock	Chairman
Michael V. Schrock

/s/ Angela D. Lageson	Director
Angela D. Lageson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Golden Valley, State of Minnesota, on September 28, 2012.

PENTAIR TECHNICAL PRODUCTS HOLDINGS, INC.

By:	/s/ Angela D. Lageson
Angela D. Lageson
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities September 28, 2012.

Signature	Title

/s/ Phil Pejovich	President (Principal Executive Officer)
Phil Pejovich

/s/ Sara Zawoyski	Vice President, Finance (Principal Financial Officer and Principal Accounting Officer)
Sara Zawoyski

/s/ Michael V. Schrock	Chairman
Michael V. Schrock

/s/ Angela D. Lageson	Director
Angela D. Lageson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Golden Valley, State of Minnesota, on September 28, 2012.

PENTAIR TECHNICAL PRODUCTS SERVICE CO.

By:	/s/ Angela D. Lageson
Angela D. Lageson
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities September 28, 2012.

Signature	Title

/s/ Phil Pejovich	President (Principal Executive Officer)
Phil Pejovich

/s/ Sara Zawoyski	Vice President, Finance (Principal Financial Officer and Principal Accounting Officer)
Sara Zawoyski

/s/ Michael V. Schrock	Chairman
Michael V. Schrock

/s/ Angela D. Lageson	Director
Angela D. Lageson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Golden Valley, State of Minnesota, on September 28, 2012.

PENTAIR WATER, LLC

By:	/s/ Angela D. Lageson
Angela D. Lageson
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities September 28, 2012.

Signature	Title

/s/ Michael V. Schrock	Chief Manager and Governor (Principal Executive Officer)
Michael V. Schrock

/s/ Michael G. Meyer	Chief Financial Manager (Principal Financial Officer and Principal Accounting Officer)
Michael G. Meyer

/s/ Angela D. Lageson	Governor
Angela D. Lageson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Golden Valley, State of Minnesota, on September 28, 2012.

PENTAIR WATER GROUP, INC.

By:	/s/ Angela D. Lageson
Angela D. Lageson
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities September 28, 2012.

Signature	Title

/s/ Michael V. Schrock	President and Director (Principal Executive Officer)
Michael V. Schrock

/s/ Michael G. Meyer	Treasurer (Principal Financial Officer and Principal Accounting Officer)
Michael G. Meyer

/s/ Angela D. Lageson	Director
Angela D. Lageson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Golden Valley, State of Minnesota, on September 28, 2012.

PENTAIR WATER POOL AND SPA, INC.

By:	/s/ Angela D. Lageson
Angela D. Lageson
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities September 28, 2012.

Signature	Title

/s/ Karl R. Frykman	Chairman and President (Principal Executive Officer)
Karl R. Frykman

/s/ Robert D. Miller	Vice President, Finance (Principal Financial Officer and Principal Accounting Officer)
Robert D. Miller

/s/ Michael V. Schrock	Chairman
Michael V. Schrock

/s/ Angela D. Lageson	Director
Angela D. Lageson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Golden Valley, State of Minnesota, on September 28, 2012.

PENTAIR WATER TREATMENT (OH) COMPANY

By:	/s/ Angela D. Lageson
Angela D. Lageson
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities September 28, 2012.

Signature	Title

/s/ Netha N. Johnson	President (Principal Executive Officer)
Netha N. Johnson

/s/ John Humbert	Vice President, Finance (Principal Financial Officer and Principal Accounting Officer)
John Humbert

/s/ Michael V. Schrock	Chairman
Michael V. Schrock

/s/ Angela D. Lageson	Director
Angela D. Lageson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Golden Valley, State of Minnesota, on September 28, 2012.

PENTAIR WATER TREATMENT COMPANY

By:	/s/ Angela D. Lageson
Angela D. Lageson
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities September 28, 2012.

Signature	Title

/s/ Netha N. Johnson	President (Principal Executive Officer)
Netha N. Johnson

/s/ John Humbert	Vice President, Finance (Principal Financial Officer and Principal Accounting Officer)
John Humbert

/s/ Michael V. Schrock	Chairman
Michael V. Schrock

/s/ Angela D. Lageson	Director
Angela D. Lageson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Golden Valley, State of Minnesota, on September 28, 2012.

PLYMOUTH PRODUCTS, INC.

By:	/s/ Angela D. Lageson
Angela D. Lageson
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities September 28, 2012.

Signature	Title

/s/ Michael V. Schrock	President and Chairman (Principal Executive Officer)
Michael V. Schrock

/s/ Michael G. Meyer	Treasurer (Principal Financial Officer and Principal Accounting Officer)
Michael G. Meyer

/s/ Angela D. Lageson	Director
Angela D. Lageson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Golden Valley, State of Minnesota, on September 28, 2012.

SENECA ENTERPRISES CO.

By:	/s/ Angela D. Lageson
Angela D. Lageson
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities September 28, 2012.

Signature	Title

/s/ Gary S. Witt	President (Principal Executive Officer)
Gary S. Witt

/s/ Michael G. Meyer	Treasurer and Assistant Secretary (Principal Financial Officer and Principal Accounting Officer)
Michael G. Meyer

/s/ Michael V. Schrock	Chairman
Michael V. Schrock

/s/ Angela D. Lageson	Director
Angela D. Lageson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Golden Valley, State of Minnesota, on September 28, 2012.

STA-RITE INDUSTRIES, LLC

By:	/s/ Angela D. Lageson
Angela D. Lageson
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities September 28, 2012.

Signature	Title

/s/ Gary S. Witt	President (Principal Executive Officer)
Gary S. Witt

/s/ Chris Blase	Vice President, Finance (Principal Financial Officer and Principal Accounting Officer)
Chris Blase

/s/ Michael V. Schrock	Chairman
Michael V. Schrock

/s/ Angela D. Lageson	Director
Angela D. Lageson